                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


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                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  September 19, 1996


                       GREEN TREE FINANCIAL CORPORATION
                   as originator of Green Tree Recreational,
                       Equipment & Consumer Trust 1996-C

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            (Exact name of registrant as specified in its charter)


        Minnesota                   1-8916                   41-1807858
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(State or other jurisdiction      (Commission              (IRS employer
      of incorporation)           file number)           identification No.)



1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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                   (Address of principal executive offices)


  Registrant's telephone number, including area code:      (612) 293-3400
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                                Not Applicable
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         (Former name or former address, if changed since last report)

Item 1.    Changes in Control of Registrant.

           Not applicable.


Item 2.    Acquisition or Disposition of Assets.

           Not applicable.


Item 3.    Bankruptcy or Receivership.

           Not applicable.


Item 4.    Changes in Registrant's Certifying Accountant.

           Not applicable.

Item 5.    Other Events.

           On September 12, 1996 the Registrant sold approximately $364,435,050 of Floating Rate Asset-Backed Notes (the "Notes") and 7.65% Asset-Backed Certificates (the "Certificates") issued by Green Tree Recreational, Equipment & Consumer Trust 1996-C (the "Trust"), consisting of a pool (the "Contract Pool") of retail installment sales contracts and promissory notes (collectively, the "Contracts") and certain related property conveyed by Green Tree Financial Corporation.

Item 6.    Resignations of Registrant's Directors.

           Not applicable.

Item 7.    Financial Statements and Exhibits.

           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.

           (c) Exhibits.

               The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.


               Exhibit No.   Description

                  4.1 Sale and Servicing Agreement between Green Tree Recreational, Equipment & Consumer Trust 1996-C and Green Tree Financial Corporation, as Seller and Servicer, dated as of September 1, 1996.

                  4.2 Trust Agreement among Green Tree Financial Corporation, as depositor, Green Tree First GP Inc., and Wilmington Trust Company, as Owner Trustee.

                  4.3 Indenture, between Green Tree Recreational, Equipment & Consumer Trust 1996-C and First Trust National Association, as Trustee, dated as of September 1, 1996.



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 1996     GREEN TREE FINANCIAL CORPORATION
                                 as originator of Green Tree Recreational, Equipment & Consumer Trust 1996-C



                              By: /s/ Scott T. Young
                                  ---------------------------------
                                  Scott T. Young
                                  Vice President and Controller

                               INDEX TO EXHIBITS



Exhibit
Number                                                          Page
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  4.1    Sale and Servicing Agreement between Green Tree
         Recreational, Equipment & Consumer Trust 1996-C and Green Tree Financial Corporation, as Seller and Servicer, dated as of September 1, 1996.

  4.2    Trust Agreement among Green Tree Financial
         Corporation, as depositor, Green Tree First GP Inc., and Wilmington Trust Company, as Owner Trustee.

  4.3    Indenture, between Green Tree Recreational,
         Equipment & Consumer Trust 1996-C and First
         Trust National Association, as Trustee, dated as of September 1, 1996.

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